

FLUX POWER

LEADING LITHIUM ADOPTION

October 4, 2021

Safe Harbor Language



This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements as to the Company's future results of operations and financial position, planned products and services, business strategy and plans and objectives of management for future operations, are forward-looking statements.

These statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “aims,” “predicts,” ”potential,” “seeks,” attempts,” “poised“ or “continues” or the negative of these terms or other similar words. These statements are only predictions.

The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Also, these forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. The Company assumes no obligation to update any forward-looking statements after the date of this presentation.

This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other industry data. This data involves several assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, it cannot guarantee their accuracy or completeness.

In addition, projections, assumptions and estimates of its future performance and the future performance of the industries in which it operates are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Company. For more information, please refer to risk factors discussed in Company's periodic filings with the SEC.

Who is Flux Power?


10,000+

A Premier Partner
A decade of experience • Strong OEM relationships & approvals

Design & manufacturing expertise
UL Listed products • ISO 9001 • Patent protected IP

Delivering Sustainability
Lowers carbon footprint • Maintenance free • High energy efficiency

Comprehensive Support
Industry knowledge • Application expertise • Product support

Flux Power Vision: Leading Lithium Adoption For Large Fleets

A Message From The CEO

Latest Updates and Milestones

- Acquired new customers including:
  - 5 Fortune 500 customers
  - New dealer network that covers Mexico
- Expanding in solar storage (BEAM Global) and autonomous vehicles
- $15M raise: offering of common stock with 50% warrant coverage at $7 strike price
- Launched ‘next generation’ lithium-ion battery pack for end riders & center riders
- 3 BMS-related patents in process
- Received multiple UL Listings & OEM approvals
- Reached milestone of 10,000 battery packs shipped to customers
- Selected for 2020 Supply & Demand Chain Executive Green Supply Chain Award
- Awarded Food Logistics’ 2021 Top Green Providers
- Named to FT ranking: The Americas' fastest-growing companies 2021
- Completed annual ISO 9001 certification



A Foundation Built for Fortune 500 Electrification

FLUX POWER

2009

- Founded with focus on EV battery packs



2013



- Focus shifted to industrial market

2014

- Walkie pallet jack battery pack launched



2016

UL LISTED

- Walkie pallet jack battery pack UL Listed & approved by major OEMs

2018

- Airport Ground Support Equipment packs launched
- Counterbalanced forklift battery pack launched
- OEM private label agreement



2019



- Narrow Aisle and End rider/ center rider battery pack launched
- Moved into current facility
- UL Listing: counterbalanced forklift battery pack

2020

- 3-wheel battery pack launched
- UL Listing: narrow aisle battery pack
- SkyBMS telematics introduced
- NASDAQ uplisting
- Beam Global partnership (stationary energy storage)
- CLARK partnership



2021



- 'Next Generation' end rider / center rider battery pack launched
- UL Listing: 'Next Generation' end rider / center rider battery pack
- 10,000+ battery packs in the field

A Full Product Line that Caters to Large Fleets

Class 3 Walkie Pallet Jack		Class 3 End Rider / Center Rider	Class 2 Narrow Aisle	Class 1 3-Wheel	Class 1 Counterbalanced	Airport GSE	Stationary Energy Storage, AGVs / AMRs, Industrial Equipment
S8	S24	M24	M36	L48	X36/X48/X80	GSE	C48



FLUX POWER
FLUX POWER
M24
FLUX POWER
FLUX
FLUX POWER
FLUX



Customers Are Seeking Lower Cost & Higher Performance Lithium-ion Battery Packs

Flux Power battery packs mitigate operational pain points AND at a lower total cost of ownership


Performance
Environmental Impact
Maintenance
Energy Efficiency
Safety
Total Cost of Ownership

Attribute	Lead Acid Batteries	Flux Power Lithium-ion Battery Packs
Performance	Multiple batteries required for multi-shift operations	One battery required for multi-shift operations
Lifespan*	500-1,500 cycle life	2,000-3,500 cycle life
Efficiency**	Less efficient energy storage	More efficient energy usage (30-50%)
Maintenance	Regular watering, weekly equalization charges	No required regular maintenance
Environmental	Produces off gasses; acid spills require EPA reporting	Saves tons of CO2
Cost	Lower initial purchase cost per battery	Lower total cost of ownership

* *Based on disclosures by Enersys, East Penn, Flux Power supplier*
** *Based on Flux Power, Sept. 2020, Energy Efficiency Study for Fortune 50 US beverage distributor*

Fortune 100 Customer ROI: 81% Savings*

Global manufacturer with 80 Class 1 lift trucks in fleet

- 1 lithium-ion battery per lift truck
- 3 lead acid batteries per lift truck

$0.3M
Battery Savings

$6.4M
5-Year Total Savings

$5.8M
Operating Savings

81%
% Savings vs Lead Acid

$0.2M
Energy Savings

Environmental Impact

- ✓ 2,000+ tons of CO_2 Saved
- ✓ No EPA monthly lead acid reporting
- ✓ No acid spills in warehouse

Battery Costs *	Lead-Acid	Flux Power Lithium-ion	Net Savings
Price per Battery	$6,500	$22,000	-$15,500
Total 5-Year Battery Cost	$1,560,000	$1,257,143	$302,857
Operating Costs			
Total 5-Year Operating Cost	$5,843,100	$ -	$5,843,100
Energy Costs			
Total 5-Year Cost	$478,034	$239,017	$239,017
5-Year Total	$7,881,134	$1,496,160	$6,384,974
Annualized Total	$1,576,227	$229,232	$1,276,995

* *Information provided based on Flux Power, Aug. 2019, Lead-acid to Lithium cost savings study for Fortune 100 industrial equipment provider*

S-Series, M-Series, L48, X-Series battery packs are designed to **"plug and play"** with lift equipment from most OEMs.

~ 5%

Estimated lithium-ion market share of electric forklifts*

$2.5B

Addressable annual market for electric forklifts**

Material Handling Equipment is a Mass Market



Electrification**
100%
50%
0%
38%
62%
35%
65%
31%
69%
2018
2019
2020
Electric
Internal Combustion

Industry trends:

Industry is undergoing a multi-year transition away from internal combustion to electric power

Adopting Flux Power's lithium-ion technology:

2030 Estimate***	
Electric Forklift Market Size	$3B **
Lithium Market Share	70% ($2B)
Flux Power Annual Revenue	$800M

Major global beverage distributor selected Flux Power to help in transitioning their fleet to lithium-ion technology

Flux Power is supplying lithium-ion battery packs to many Fortune 500 fleets

* Lithium-ion competitor estimated sales
** ITA 2020 US Factory Shipments report
*** Forklift market growth 2% annually; lithium penetration grows 40% per year; Flux Power market share increases 2% a year



GSE Type	Description
Ground Support Equipment	Pushback Tractors
	Belt Loaders
	Baggage Tugs

$400M+

Estimated market size* of internal combustion GSE which can be replaced by electric (derived from public airline data)

Flux Power Has the Infrastructure to Support the GSE Industry

Industry trends:

"Green Initiatives" to reduce emissions at airports (SLC International) favor a lithium-ion solution

Delta Air Lines announced $1B spend to become carbon neutral in 10 years

Only 15-25% of airline GSE fleets are electric – 75-85% of fleets are internal combustion which could be replaced by electric

Airlines adopting Flux Power's lithium-ion technology:

Major global airline selected Flux Power over other competitors to supply lithium-ion battery packs for their GSE fleet

** Information provided based on Airline data on fleet sizes; Averest estimate on electric / internal combustion mix*

The C-Series battery pack used in stationary energy storage is a natural product extension, which utilizes our modular design adapted for form & power requirements


BEAM

Nasdaq: BEEM

Stationary Energy Storage

Emerging New Applications

Electrification has allowed many new applications that require non-mobile power or backup power solutions to emerge

Stationary Energy Storage Adopting Flux Power Lithium-ion

Regular monthly shipments to **Beam Global** as the exclusive supplier for their solar-powered EV charging stations

Total Battery Packs Shipped Throughout North America


Canada
Hudson Bay
Gulf of Alaska
ALBERTA
MANITOBA
SASKATCHEWAN
BRITISH COLUMBIA
ONTARIO
QUEBEC
NORTH DAKOTA
SOUTH DAKOTA
MONTANA
OREGON
NEVADA
UTAH
Ottawa
Gulf of Mexico
Cuba
Guadalajara
Mexico City
Dominican Republic
Google My Maps


12000
10000
8000
6000
4000
2000
0
2017
2018
2019
2020
2021
Battery Packs Shipped

Go To Market – Sales Channels by Sector

	Material Handling Equipment	Airport Ground Support Equipment	Stationary Energy Storage / Other
OEMs	Toyota, Crown Equip. Raymond, CLARK, Hyster-Yale, others	TLD, Charlatte, Trepel	BEAM Global, Autonomous shuttle mfg
Sales Channel	OEM national accounts sales, forklift dealers, & regional battery distributors, some direct sales	Averest (airline industry distributor)	Direct sales with regular scheduled deliveries
End Users	Pepsi, Frito Lay, JBS, Subaru, etc.	Delta Air Lines, etc.	Municipalities, other

Diverse Customer Base in Multiple Segments

Food
- Arctic Glacier Premium Ice
- Frito Lay
- JBS
- Mondelēz International

Beverage
- Budweiser
- pepsi
- Coca-Cola

Retail & Grocery
- AutoZone
- Market Basket "More for your dollar"

Manufacturing
- Subaru
- Crown Cork & Seal
- Caterpillar
- Benteler
- Georgia-Pacific

Distribution
- US Foods
- SpartanNash
- Andrews Distributing, Established 1976
- MB

Stationary Energy Storage
- BEAM

Airport GSE
- Delta
- swissport

Increased Sales of Large Battery Packs Drive Higher Revenue

FY 2020 ($16.8M)


GSE
8%
Stationary
Energy
Storage
3%
Small
Battery
Packs
47%
Large Battery
Packs
42%

FY 2021 ($26.3M)


GSE
9%
Stationary
Energy Storage
6%
Small Battery
Packs
25%
Large Battery
Packs
60%

New Customer Acquisitions Create Long Term Relationships



Annual Customer Revenue
$30
$25
$20
$15
$10
$5
$0
$Millions
FY'17
FY'18
FY'19
FY'20
FY'21
New Customers Acquired FY'21
New Customers Acquired FY'20
New Customers Acquired FY'19
New Customers Acquired FY'18
New Customers Acquired FY'17

Innovative Design & Expertise



Engineering Expertise

In-house engineering and software experts to design lithium-ion battery packs optimized for performance and safety.

Experience with thermodynamics, packaging, CAD & more



Intellectual Property

2 protected IP patents:
- Patented BMS firmware & battery design

3 patents pending:
- Predictive balancing
- Battery State Of Health insights
- Battery pack life improvements



Prototyping and Testing

Third party validation of highest safety & durability standards; result of significant investment.

In-house testing includes, drop testing, vibration, electrical & more

3D printing technology to rapidly develop prototypes

SkyBMS Telematics: Access to Fleet Management Anywhere & Anytime

Data is transmitted via cellular / Wi-Fi connection & stored in cloud base



Data is collected by the telematics unit



Text and email notifications / alerts

Data is translated & a portfolio of **real time reports** made available to:

- Customer
- Dealer
- Flux Power



Remote Diagnosis

Manufacturing at Flux Power



Strategy

- Deploying lean manufacturing concepts to focus on performance

Quality

- ISO9001 certified to ensure consistent quality products

Facility

- 64,000 sq ft facility can support production for $100M annual revenue

Flexibility

- Modular product design allows assembly resources to shift based on customer demand

CERTIFIED ISO 9001:2015 COMPANY

UN38.3 PASSED
Transport Safety Certified

Strong Revenue Growth & Gross Margin


Revenue and Gross Margin
$Millions
$30
$25
$20
$15
$10
$5
$0
GM
30%
25%
20%
15%
10%
5%
0%
$0.9
$4.1
$9.3
$16.8
$26.3
FY 2017
FY 2018
FY 2019
FY 2020
FY 2021
*Gross Margins were negative in FY 2017 & 2018
Revenue
Gross Margin

- Substantial positive revenue growth despite Covid-19
- Gross margin increased to 22.1% in FY'21 from 13.0% in FY'20

Flux Power Financial Snapshot

Nasdaq: FLUX

Closing Price (10/1/21):	$5.08
52 Week Range	$4.89 - $22.50
Market Cap	$81M
Shares Outstanding	16.0M
Revenue FY'21	$26.3M
Gross Margin FY'21	22.1%
Borrowing on Lines of Credit*	$0.0

** No long-term debt.*

Management Team



Ron Dutt
Chief Executive Officer

Ford VISA



Paulus Geantil
Chief Technology Officer

aptera QUANTUM DESIGN



Justin Forbes
Director of Business Development

GE EDF renewables



Jon Berry
Chief Operating Officer

PACCAR ALSTOM



Tod Kilgore
Director of Sales

ACCURATE SOLUTIONS Marshalls



Kim Urban
Director of HR

STEICO Industries Inc. senior

KYOCERA



Chuck Scheiwe
Chief Financial Officer

greatcall. Teletrac Navman



Tim Vaughan
Director of Engineering

JOHN DEERE Veridiam



Jeff Mason
Director of Manufacturing

MOTOROLA REPSOL NeoTech

Environmental, Social, and Governance

Environmental

- Products save tons of carbon dioxide from environment due to efficiency of lithium
- No direct emissions (unlike propane or diesel)
- 30-50% more energy efficient than lead acid batteries
- Don't use toxic materials like lead or volatile Cobalt
- Safe disposal of hazardous materials

Social

- Provide good quality jobs, have a diverse workforce
- Product & employee safety - Safety is a key focus, UL certification for our products
- Provide benefits that enhance the well-being of our employees and their families / dependents

Governance

- Implemented Board of Directors diversity goals
- Management Team with deep skill sets
- Audit, governance, & compensation committees
- SEC filings / compliance



Lithium-ion Disruption is Here

1. Lithium-ion technology enables transformational change for many different industries
2. Lithium-ion adoption is growing at high double-digit rate
3. Flux Power goal is to be the leader in the adoption of lithium-ion battery packs in multiple sectors

Flux Power
info@fluxpower.com

2685 S. Melrose Drive,
Vista, CA 92081